                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Excange Act of 1934

Date of Report (Date of earliest event reported)        June 26, 2002
                                                --------------------------------

                       INTEREP NATIONAL RADIO SALES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            New York                     000-28395              13-1865151
--------------------------------------------------------------------------------
  (State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)

    100 Park Avenue, New York, New York                            10017
-------------------------------------------                  -------------------
   (Address of principal executive offices)                      (Zip Code)

 Registrant's telephone number, including area code             (212) 916-0700
                                                             -------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.        Other Events.

               As previously reported, on June 7, 2002, we signed an agreement to issue 50,000 units for an aggregate purchase price of $5 million. Each unit consists of one share of Series A Convertible Preferred Stock and 6.25 warrants to acquire an equal number of shares of our Class A common stock. The transaction was completed on June 26, 2002. We will use the proceeds for working capital. This transaction was a follow-on to our issuance of 60,000 such units in May 2002, which was reported in our Quarterly Report on Form 10-Q for our fiscal quarter ended March 31, 2002 and our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2002.

               In conjunction with the customary Nasdaq review of these transactions, and in order to comply with applicable Nasdaq requirements, we have included in this Current Report our unaudited interim pro forma consolidated balance sheet as of May 31, 2002.

                       Interep National Radio Sales, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheets
                                  May 31, 2002
                                 (in thousands)

     The unaudited interim pro forma consolidated balance sheet includes the accounts of Interep National Radio Sales, Inc. together with its subsidiaries (the "Company"). In the opinion of management, the unaudited pro forma consolidated balance sheet includes all adjustments necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. All significant intercompany transactions have been eliminated.

     The Company issued 110,000 units, each consisting of one share of $100 face amount, Series A convertible preferred stock and 6.25 warrants to purchase shares of the Company's Class A common stock at an exercise price of $4.00 per share. Cumulative dividends on the Series A preferred stock accrue at a rate of 4% per annum, payable annually in cash or in additional shares of the Series A preferred stock, at the election of the Company. Shares of the Series A preferred stock are convertible into Class A common stock at $4 per share. The Company received $6 million of the total $11 million gross proceeds from the issue of these securities in May 2002. The pro forma adjustment reflects the issuance of the additional $5 million, net of expenses of $0.1 million, as though the transaction occurred on May 31, 2002.


                                                                                          Pro Forma
                       ASSETS                                                 Actual     Adjustments   Pro Forma
                       ------                                                --------    -----------   ---------
Current Assets:
     Cash and cash equivalents                                              $  10,026       5,000      $  15,026
     Receivables, net of allowance for doubtful accounts of $1,805             22,722                     22,722
     Representation contract buyouts receivable                                 2,000                      2,000
     Current portion of deferred representation contracts                      38,177                     38,177
     Prepaid expenses and other current assets                                  1,013                      1,013
                                                                             --------                   --------

        Total current assets                                                   73,938                     78,938
                                                                             --------                   --------

Fixed assets, net                                                               3,598                      3,598
Deferred representation contracts                                              58,735                     58,735
Investments and other assets                                                   20,178                     20,178
                                                                             --------                   --------

        Total assets                                                        $ 156,449                  $ 161,449
                                                                             ========                   ========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable and accrued expenses                                  $   8,326         100      $   8,426
     Accrued interest                                                           4,125                      4,125
     Representation contract buyouts payable                                   15,631                     15,631
     Accrued employee-related liabilities                                       2,706                      2,706
                                                                             --------                   --------

        Total current liabilities                                              30,788                     30,888
                                                                             --------                   --------

Long-term debt                                                                 99,000                     99,000
                                                                             --------                   --------

Representation contract buyouts payable                                        15,260                     15,260
                                                                             --------                   --------

Other noncurrent liabilities                                                    4,084                      4,084
                                                                             --------                   --------

Shareholders' equity:
     Series A convertible preferred stock                                           1                          1
     Class A common stock                                                          51                         51
     Class B common stock                                                          43                         43
Additional paid-in-capital                                                     45,692       4,900         50,592
Accumulated deficit                                                           (38,470)                   (38,470)
                                                                             --------                   --------

        Total shareholders' equity                                              7,317                     12,217
                                                                             --------                   --------

Total liabilities and shareholders' equity                                  $ 156,449                  $ 161,449
                                                                             ========                   ========

  The unaudited interim pro forma consolidated balance sheet should be read in conjunction with our consolidated financial statements included in our previously filed Form 10-K.

Item 7.        Financial Statements and Exhibits.

               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits

  Exhibit No.     Description
--------------    ----------------------------------------------------------
     3.1(1)       Certificate of Amendment of the Restated Certificate of
                  Incorporation
     4.1(1)       Form of Warrant
    10.1(1)       Form of Stock Purchase Agreement
    10.2(1)       Form of Registration Rights Agreement

---------------------------
(1) Incorporated by reference to our Quarterly Report on Form 10-Q for our fiscal quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEREP NATIONAL RADIO SALES, INC.
                                        (Registrant)


Date: July 3, 2002                      By: /s/ William J. McEntee, Jr.
                                            ------------------------------
                                            William J. McEntee, Jr.
                                            Vice President and
                                            Chief Financial Officer

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